UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 19, 2022

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2022, the Board of Directors of Genworth Financial, Inc. (the “Company”) appointed Andrea Lynn White as Executive Vice President—Government Relations and Chief of Staff. In addition, the Board of Directors of the Company appointed Mark Blakeley (Blake) Hodges as Executive Vice President and Chief Risk Officer. The appointments are effective immediately.

Ms. White, age 56, has served, since May 2021, as Senior Vice President—Government Relations, while maintaining her title of Chief of Staff, a role she has held since December 2017. Ms. White previously held positions in the Company’s Government Relations department from July 2015 to December 2017 and served as the Company’s Corporate Ombudsperson, with responsibility of implementing the Company’s code of ethics programs, from May 2005 to July 2015. From February 2001 to May 2005, Ms. White served in various capacities within the Company and/or its predecessor, including roles in the Human Resources department. Prior to joining the Company, Ms. White held various roles at Aetna Life Insurance and was an Associate with the law firm of LeClair Ryan. Ms. White received a Bachelor of Business Administration degree, summa cum laude, in Finance from Howard University and a J.D. from the University of Virginia.

Mr. Hodges, age 42, has served as Senior Vice President and Chief Risk Officer since March 2022 and as Interim Chief Risk Officer from November 2021 to March 2022. Mr. Hodges previously served as Chief Operational Risk Officer for Genworth and its U.S. Life Insurance segment from July 2015 until November 2021. From July 2002 through July 2015, Mr. Hodges served in various capacities with the Company and/or its predecessor including roles with responsibilities for oversight of Enterprise Risk Management (ERM) programs, financial reporting systems, operational and technology platforms, and testing and quality assurance programs. Mr. Hodges received a Bachelor of Science Degree in Decision Support Systems from Virginia Polytechnic Institute (Virginia Tech) and graduated from the Tuck Global Executive Leadership Program through Dartmouth in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	GENWORTH FINANCIAL, INC.

	By:	/s/ Melissa Hagerman
Melissa Hagerman
Executive Vice President and Chief Human Resources Officer